Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Revenue
Royalties	$ 88,209	$ 87,960
Operating expenses
Cost of revenue	82,213	55,938
Research and development	9,293	9,010
Marketing, general and administration	13,065	12,300
Foreign exchange loss (gain)	2,538	(5,191)
Restructuring charges (Note 14)		418
Total operating expenses	107,109	72,475
Earnings (loss) from operations	(18,900)	15,485
Investment income	728	1,277
Interest expense		(1,247)
Debenture financing, net (Note 9)		(31,138)
Loss before income taxes	(18,172)	(15,623)
Provision for (recovery of) income tax expense (Note 3)
Current	5,980	3,480
Deferred	(6,059)	(4,583)
Provision for income tax recovery	(79)	(1,103)
Net and comprehensive loss	$ (18,093)	$ (14,520)
Loss per share (Note 11(g))
Basic	$ (0.15)	$ (0.12)
Diluted	$ (0.15)	$ (0.12)
Weighted average number of common shares
Basic	120,856,511	121,451,967
Diluted	120,856,511	121,451,967